SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 17, 2005


                            FARNSWORTH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                          0-24621                22-3591051
----------------------------            --------------          -------------
(State or other jurisdiction            (SEC File No.)          (IRS Employer
of incorporation)                                               Identification
                                                                   Number)


789 Farnsworth Avenue, Bordentown, NJ                               08505
-------------------------------------                               -----
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (609) 298-0723
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            FARNSWORTH BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT


                 Section 1-Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

         On October 17, 2005, Farnsworth Bancorp, Inc. (the "Company") entered into employment agreements with its President and Chief Executive Officer and its Vice President and Chief Financial Officer. The employment agreements have terms of three years and provide that as of the first day of the calendar quarter and each subsequent calendar quarter thereafter, the term of employment under these agreements shall be extended for an additional period beyond the then effective expiration date so that the remaining term of the agreements is thirty-six months thereafter, unless the Company delivers written notice that the agreements will not be extended. In the event of any change in control of the Company, the officers' shall be paid an amount equal to 2.99 times their average annual compensation based upon the aggregate of compensation paid by the Company, and its wholly-owned subsidiary, Peoples Savings Bank (the "Bank"), to the officers. Any such sums will be reduced by all sums paid by the Bank, if any, pursuant to the amended and restated employment agreements between the officers and the Bank, as described below. Such sum shall be paid in one lump sum as soon as practicable on or before the occurrence of a change in control, without regard to whether or not the officers' employment is terminated at such time; provided, however, that any payments under the agreements would be reduced as may be necessary so as not to exceed the tax deductible limits under Section 280G of the Internal Revenue Code.

         For further details, reference is made to the employment agreements with the Company which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by this reference.

         In addition, on October 17, 2005, the Bank amended and restated existing employment agreements it had with its President and Chief Executive Officer and its Vice President and Chief Financial Officer. The amended employment agreements with the Bank have terms of three years and provide for an annual extension of the term of the agreement upon determination of the Board of Directors that the executives' performance has met the requirements and standards of the Bank's Board of Directors. Under such agreements, as amended, if the individuals' employment was terminated within 24 months of a change in control of the Bank, such individuals would receive severance benefits equal to
2.99 times their average annual compensation, provided, however that any payments under the agreements would be reduced as may be necessary so as not to exceed the tax deductible limits under Section 280G of the Internal Revenue Code.

         For further details, reference is made to the employment agreements with the Bank which are attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated herein by this reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 10.1 -    Employment Agreement with Mr. Gary N. Pelehaty,
                  ------------      President and Chief Executive Officer of the Company

                  Exhibit 10.2 -    Employment Agreement with Mr. Charles Alessi, Vice
                  ------------      President and Chief Financial Officer of the Company

                  Exhibit 10.3 -    Employment Agreement with Mr. Gary N. Pelehaty,
                  ------------      President and Chief Executive Officer of the Bank

                  Exhibit 10.4 -    Employment Agreement with Mr. Charles Alessi, Vice
                  ------------      President and Chief Financial Officer of the Bank

                                       -3-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     FARNSWORTH BANCORP, INC.


Date: October 19, 2005                               By:   /s/Gary N. Pelehaty
                                                           ---------------------
                                                           Gary N. Pelehaty
                                                           President and Chief
                                                           Executive Officer




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